SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___)

 Filed by the Registrant  X

 Filed by a Party other than the Registrant  ___

 Check the appropriate box:

      Preliminary Proxy Statement

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      14a-6(e)(2))

    X Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to section 240.14a-11(c) or section

      240.14a-12

                               WAUSAU PAPER CORP.
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

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      0-11.

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            computed pursuant to Exchange Act Rule 0-11 (Set forth the
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
      offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                               WAUSAU PAPER





                                March 17, 2006



Dear Shareholder:

      You are cordially invited to attend our annual meeting of shareholders to be held on April 20, 2006, at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin.

      At the annual meeting you will be asked to reelect San W. Orr, Jr. and David B. Smith, Jr. as Class I directors. Walter Alexander has reached the mandatory retirement age for directors and will retire at the annual meeting. Mr. Alexander has served as director since 1997 and also served as a director of Mosinee Paper from 1987 to 1997. We thank Mr. Alexander for his many years of service to the Company.

      Details on the time and place of the meeting are set forth in the attached notice and proxy statement as are information on matters to be voted on by shareholders and other customary and important disclosures.

      I look forward to seeing you at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and return the enclosed proxy so that your vote will be counted.

                                     Sincerely,

                                     THOMAS J. HOWATT

                                     Thomas J. Howatt
                                     President and CEO





                                    100 Paper Place
                                  Mosinee, WI  54455-9099
                                   www.wausaupaper.com

                               WAUSAU PAPER CORP.
                                100 PAPER PLACE
                         MOSINEE, WISCONSIN 54455-9099

                             _____________________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             _____________________

      The annual meeting of shareholders of Wausau Paper Corp. will be held at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin, on Thursday, April 20, 2006, at 2:00 p.m., local time. The following proposals will be considered by shareholders at the annual meeting:

      1.    The election of two Class I directors; and

      2.    Any other business that properly comes before the meeting.

      The record date for determining the holders of common stock entitled to notice of and to vote at the annual meeting or any adjournment thereof is the close of business on February 16, 2006.


      March 17, 2006

                                           By order of
                                           the Board of Directors

                                           SCOTT P. DOESCHER

                                           Scott P. Doescher
                                           Secretary


PLEASE PROMPTLY VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED
                                   ENVELOPE.

                              PROXY STATEMENT FOR
                              WAUSAU PAPER CORP.
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2006
                               TABLE OF CONTENTS
                                                                       Page No.

Solicitation of Proxies...................................................1

Voting Procedures.........................................................1
      Your Vote...........................................................1
      Shareholders Entitled to Vote.......................................1
      Quorum, Required Vote, and Related Matters..........................2

Election of Directors.....................................................2
      General Information.................................................2
      Election of Directors...............................................3
      Board of Directors..................................................4
      Corporate Governance Guidelines and Committees of the Board of
            Directors.....................................................5
      Compensation of Directors...........................................6
      Determination of Independence of Directors..........................7

Stock Ownership...........................................................7
      Stock Ownership of Directors, Executive Officers, and 5%
            Shareholders..................................................7
      Section 16(a) Beneficial Ownership Reporting Compliance.............9

Report of the Audit Committee and Related Matters.........................9
      Audit Committee Report..............................................9
      Audit Committee Pre-Approval Policies..............................11
      Independent Auditor and Fees.......................................11

Executive Compensation...................................................12
      Summary Compensation Table.........................................12
      Stock Options and Stock Appreciation Rights........................13
      Retirement Benefits................................................14
      Report of the Compensation Committee...............................15

Stock Price Performance Graph............................................17

Other Matters............................................................18
      Costs of Solicitation..............................................18
      Proxy Statement and Other Shareholder Proposals....................18
      Householding of Annual Meeting Materials...........................18
                                       -i-

WAUSAU PAPER CORP.                                               MARCH 17, 2006
100 PAPER PLACE
MOSINEE, WISCONSIN  54455-9099
WWW.WAUSAUPAPER.COM

                            SOLICITATION OF PROXIES

      We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Wausau Paper Corp. for use at the 2006 annual meeting of shareholders, including any adjournment thereof. The annual meeting will be held at 2:00 p.m. on April 20, 2006, at the Jefferson Street Inn, 201 Jefferson Street, Wausau, Wisconsin.

                               VOTING PROCEDURES

YOUR VOTE

      Your vote is important. Whether or not you plan to attend the annual meeting, please sign, date, and return the enclosed proxy promptly in order to be sure that your shares are voted. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company at our principal office in Mosinee, Wisconsin, by filing another duly executed proxy bearing a later date with the Secretary, or by giving oral notice at the annual meeting.

      All shares represented by your properly completed proxy which has been submitted to the Company prior to the meeting (and which has not been revoked) will be voted in accordance with your instructions. IF YOU DO NOT INDICATE HOW YOUR SHARES SHOULD BE VOTED ON A PROPOSAL, THE SHARES REPRESENTED BY YOUR PROPERLY COMPLETED PROXY WILL BE VOTED AS THE BOARD RECOMMENDS.

      If any matters other than those described in this proxy statement are properly presented at the annual meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named as proxies in the proxy form furnished to you by the Board will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. As of the date of this proxy statement, we do not anticipate that any other matters will be presented to the annual meeting.

SHAREHOLDERS ENTITLED TO VOTE

      General. Shareholders at the close of business on the record date, February 16, 2006, are entitled to notice of and to vote at the annual meeting. Each share is entitled to one vote on each proposal properly brought before the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of elections appointed by the Board. On the record date, there were 51,021,276 shares of common stock outstanding.

      "Street Name" Accounts. If you hold shares in "street name," you will receive voting instructions from the broker that is the holder of record of your shares. In some cases, your broker may be able to vote your shares even if you provide no instructions (such as the election of directors), but on other matters your broker may vote the shares held for you only if you provide voting instructions. Shares for which a broker does not have the authority to vote are recorded as a "broker non-vote" and may count as a vote against certain proposals. See "Quorum, Required Vote, and Related Matters."

      Dividend Reinvestment Plan and Common Stock Purchase Plan Participants. If you are a participant in the Dividend Reinvestment and Stock Purchase Plan or Common Stock Purchase Plan, your proxy will also serve to direct the plan administrator to vote any shares of common stock held for you under either plan at the close of business on the record date. Shares beneficially owned by participants in the plans for which no proxy or other
                                       1
voting directions are received will not be voted. Your form of proxy will permit you to vote the shares held in the plan.

      401(k) Plan Participants. If you are a participant in our 401(k) plan you may vote an amount of shares equivalent to the interest in our common stock credited to your account as of the record date. Your proxy will serve as voting instructions for the trustee of the 401(k) plan. If you own shares through the 401(k) plan and do not vote, the plan trustees will vote the plan shares in the same proportion as shares for which instructions were received under the plan. Your form of proxy will permit you to vote the shares held in the plan.

QUORUM, REQUIRED VOTE, AND RELATED MATTERS

      Quorum. A quorum is present if a majority of the votes entitled to be cast on a proposal are represented at the annual meeting in person or by proxy. For purposes of determining a quorum, shareholders who are present in person or are represented by proxy, but who abstain from voting, are considered present and count toward the determination of the quorum. Shares reported as broker non-votes are also considered to be shares present for purposes of determining whether a quorum is present.

      Election of Directors. Directors are elected by a plurality of the votes cast. For this purpose, a "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum of the two directors to be chosen at the annual meeting. You may vote in favor of the nominees specified on the accompanying proxy form or may withhold your vote as to one or more of such nominees. Shares withheld or not otherwise voted in the election of directors (because of abstention, broker non-vote, or otherwise) will have no effect on the election of directors.

      All Other Proposals. As of the date of this proxy statement, we do not anticipate that any other proposals will be brought before the annual meeting. Generally, proposals other than the election of directors which are brought before the meeting will be approved if the votes cast for the proposal exceed the votes cast against the proposal.

                             ELECTION OF DIRECTORS

GENERAL INFORMATION

      The Nomination Process. Nominations for director are recommended to the Board by the Corporate Governance Committee. The Committee operates under a charter which is available under "About Wausau Paper - Corporate Governance" on the Company's website at www.wausaupaper.com. The Board has determined that all members of the Committee are independent directors under New York Stock Exchange, Inc. ("NYSE") listing standards. See "- Corporate Governance Guidelines and Committees of the Board of Directors - Corporate Governance Committee," page 5, for more information on the Committee.

      Candidates for election to the Board may be identified for initial consideration by the Committee from a wide variety of potential sources. For example, the Committee will consider candidates for nomination from among incumbents whose term will expire at the next annual meeting, persons identified by other members of the Board, executive officers, shareholders, and persons identified by a professional search firm should the Committee believe it appropriate to engage such a firm to assist it. To recommend an individual for consideration, a shareholder should mail or otherwise deliver a written recommendation to the Committee not later than the December 1 immediately preceding the annual meeting for which the individual is to be considered for inclusion as a nominee of the Board. At a minimum, a shareholder recommendation should include the individual's current and past business or professional affiliations and experience, age, stock ownership, particular qualifications, and such other information as the shareholder deems relevant to assist the Committee in considering the individual's potential service as a member of the Board.

      Qualifications. In reviewing potential nominees, the Committee will consider the age, skills, and experience of current Board members and the requirement under our Corporate Governance Guidelines that a
                                       2
majority of the Board members must be independent, as determined in accordance with NYSE listing standards. At a minimum, nominees must satisfy the qualification requirements included in our Corporate Governance Guidelines (which are also posted on our website), including the provision that no person may be elected a director if that person has attained age 70 as of the date of the election. All potential nominees submitted to or identified by the Committee will be evaluated on a similar basis for their level of qualifications and experience.

      The Committee believes that persons recommended by it to the Board should possess strong intellectual skills, have had a successful career in business, higher education, or a profession which demonstrates an ability to manage a complex organization, have a reputation for personal and professional integrity, exercise a sound and independent business judgment, and be able to understand the economic, financial, and operational issues to be addressed by the Company. Directors whose terms of office will expire at the next annual meeting are considered by the Committee on the basis of these qualities and also on the basis of their service to the Company during their term in office.

ELECTION OF DIRECTORS

      The Board has determined that it is appropriate to reduce the number of directors to seven from eight effective with the annual meeting, divided into three classes consisting of two Class I and Class II directors and three Class III directors. One class of directors is to be elected at each annual meeting of shareholders to serve a three-year term. Any director appointed by the Board to fill a newly created directorship is required to stand for reelection by the shareholders at the first annual meeting following his or her appointment by the Board.

      At the annual meeting, shareholders will be asked to elect two Class I directors for terms of office which will expire at the annual meeting of shareholders to be held in 2009. Walter Alexander has reached mandatory retirement age under our Corporate Governance Guidelines and, accordingly, will not be a candidate for reelection to the Board.

      Upon recommendation of the Corporate Governance Committee, the Board has nominated San W. Orr, Jr. and David B. Smith, Jr. for reelection as Class I directors. In the event one or both of the nominees should become unable or unwilling to be a nominee for election at the annual meeting, it is the intention of the proxies to vote for such substitute or substitutes as may be designated by the Board.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTOR. The following table sets forth information concerning the business background and experience of the Board nominees and all continuing directors. Unless specified, all current positions listed for a nominee or director have been held for at least five years. Directors whom the Board has determined are independent under the criteria of the NYSE listing standards (or nominees who will meet such criteria) are denoted by an asterisk (*).

                            PRINCIPAL OCCUPATION                                CLASS AND YEAR
                            AND OTHER                                           IN WHICH TERM    DIRECTOR
NAME AND AGE                DIRECTORSHIPS                                         WILL EXPIRE      SINCE
NOMINEES
San W. Orr, Jr., 64         Chairman of the Board of the Company                      Class I      1970
                            and Advisor, Estates of A.P. Woodson                      2009
                            and Family; Chief Executive Officer of the
                            Company (2000; 1994-1995; 1989-1990); also
                            a director of Marshall & Ilsley Corporation

David B. Smith, Jr.,* 67    Consultant; formerly Vice President,                      Class I      1972
                            Labor Relations, Weyerhaeuser Company                     2009
                                       3
CONTINUING DIRECTORS

Andrew N. Baur,* 61         Chairman of the Board of Southwest Bank of                Class II     2004
                            St. Louis, a wholly-owned subsidiary of Marshall          2007
                            & Ilsley Corporation, since October, 2002; former
                            Chairman of the Board and CEO of Mississippi Valley
                            Bancshares, Inc., and its subsidiary, Southwest Bank
                            of St. Louis; also a director of Marshall & Ilsley
                            Corporation and Bakers Footwear Group, Inc.

Dennis J. Kuester,* 64      Chairman and CEO, and a director of Marshall              Class II     2001
                            & Ilsley Corporation; also a director of Modine           2007
                            Manufacturing Company

Gary W. Freels,* 57         President, Alexander Properties, Inc. (investment         Class III    1996
                            management)                                               2008

Thomas J. Howatt, 56        President and Chief Executive Officer of the              Class III    2000
                            Company                                                   2008

Michael M. Knetter,* 45     Dean, School of Business, University of                   Class III    2005
                            Wisconsin - Madison since July, 2002; formerly,           2008
                            Professor and Associate Dean, Tuck School of
                            Business, Dartmouth College; also a trustee of Lehman
                            Brothers First Trust Income Opportunity Fund and a
                            director of Great Wolf Resorts, Inc.

BOARD OF DIRECTORS

      Meetings of the Board. The Board met six times in 2005. Each of the directors other than Mr. Knetter attended at least 75% of the total number of the meetings of the Board and the committees on which they served during the last fiscal year. Mr. Knetter attended 71% of such meetings.

      Meetings of Non-management Directors. The Board's non-management directors meet in executive session following each February Board meeting and establish a schedule of additional meetings. The non-management directors must meet at least twice each year under the Company's Corporate Governance Guidelines. At their February, 2006, meeting, the non-management directors selected Dennis J. Kuester to preside over their meetings. Shareholders and others may communicate directly with Mr. Kuester or any other non-management directors by following the procedures set forth in the following paragraph.

      Communicating with the Board. Shareholders and others may communicate with the Board by writing to the Chairman at the Company's corporate office, 100 Paper Place, Mosinee, Wisconsin 54455-9099. Individual directors may also be contacted in writing at the same address. Mail may be opened and sorted before forwarding to the director to whom the mail was addressed. If a communication does not involve an ordinary business matter and if a particular director is named, the communication will be forwarded to that director. If no particular director is named, such communication will be forwarded to the Chairman of the appropriate Board committee. If a complaint or concern involves accounting, internal accounting controls, or auditing matters, the correspondence may be addressed to, and will be forwarded to the Chairman of the Audit Committee. Our website also describes the Audit Committee's procedures to submit a concern or complaint on a confidential basis. In order to expedite a response, the non-management directors have instructed management to receive, research, and respond, if appropriate, on behalf of the Company's non-management directors or a particular director, to any communication regarding an ordinary business matter.
                                       4
      Attendance at Annual Meetings. The Board has an informal policy under which all directors are expected to attend the annual meeting of shareholders. Each of our directors attended the annual meeting held in 2005.

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEES OF THE BOARD OF DIRECTORS

      Available Corporate Governance Documents. Our Corporate Governance Guidelines set forth basic principles and guidelines concerning the qualifications and responsibilities of directors, Board committees, and other matters. In addition, we have adopted a code of business conduct and ethics for all employees and a separate code of ethics which also covers our CEO and senior financial officers. The Corporate Governance Guidelines, Audit, Compensation, and Corporate Governance Committee charters, and codes of ethics are posted on our website. See "About Wausau Paper - Corporate Governance" at www.wausaupaper.com. A copy of these documents may also be obtained from the Secretary of the Company by writing to our corporate office.

      Our Corporate Governance Guidelines provide that the Company shall have Audit, Compensation, and Corporate Governance Committees in addition to any other committees the Board considers appropriate. Each of the members of the following committees satisfies the criteria for independence under applicable rules of the Securities and Exchange Commission ("SEC"), NYSE listing standards, and other applicable regulations.

      Audit Committee.  The Audit Committee, established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements. The Committee has the sole authority to appoint or replace the Company's independent auditor. Members of the Committee may not serve on the audit committees of more than two other public companies. The members of our Audit Committee also satisfy the additional NYSE and SEC rules for independence applicable to audit committees of listed companies.

      Mr. Freels (Chairman), Mr. Alexander, Mr. Baur, Mr. Knetter, and Mr. Kuester serve on the Audit Committee. The full Committee met nine times and there were three meetings between management and the Chairman of the Committee in 2005. See "Report of the Audit Committee and Related Matters," for the report of the Audit Committee and other information relating to the selection of, and fees paid to, the independent auditor.

      Compensation Committee. The Compensation Committee is appointed by the Board to (1) discharge the Board's responsibilities relating to compensation of the Company's directors and officers, and (2) produce an annual report on executive compensation for inclusion in the Company's proxy statement. The Committee has overall responsibility for approving and evaluating director and officer compensation plans, policies, and programs, and approves the granting of equity-based incentives. The Committee's report on the Company's compensation policies for executive officers is included in this proxy statement under the subcaption "Executive Compensation - Report of the Compensation Committee." Mr. Alexander (Chairman), Mr. Baur, Mr. Freels, and Mr. Smith serve as members of the Compensation Committee. The Committee met twice in 2005.

      Corporate Governance Committee. The Corporate Governance Committee is appointed by the Board to (1) identify individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders, (2) recommend to the Board the Corporate Governance Guidelines applicable to the Company, (3) lead the Board in its annual review of the Board's performance, and (4) recommend to the Board director nominees for each committee. Mr. Kuester (Chairman), Mr. Knetter, and Mr. Smith serve on the Corporate Governance Committee. The Committee met three times in 2005.

COMPENSATION OF DIRECTORS

      The Board of Directors Compensation Policy adopted December 16, 2005, provides for the following fees:

    Retainer
        Annual cash retainer.....................$.24,000
        Restricted Stock.........................$.15,000(1)
        Stock Options...............................3,000 shares(2)

    Board Meeting Fees...........................$  1,500
                                                 $  1,000 (telephonic meeting)

    Committee Meeting Fees.......................$  1,000
                                                 $    500 (telephonic meeting)

    Annual Committee Chair Retainer
        Audit and Executive......................$  5,000
        Compensation and Corporate Governance    $  3,000

      (1)On the first business day of each fiscal year, each director receives restricted stock units in an amount determined by dividing $15,000 by current stock price. Dividend equivalents in the form of additional restricted stock accrue on each cash dividend date. Units are settled in the form of company stock upon director's termination of service from Board unless director elects to defer distribution for a maximum of two years.
      (2)Granted on date of annual meeting at then current market value. Grant is being phased in as replacement to previous policy and applies to Class I Directors in 2006, Class II in 2007, and Class III in 2008. Directors elected by the Board to fill a vacancy receive an initial grant on date of election.

Mr. Smith participates in our retiree health insurance plan and the other directors who are officers of the Company receive salaries and benefits related to their duties. No other director received any compensation or benefits other than the standard arrangements described above.

      The Company maintains a deferred compensation program under which directors may elect each year to defer some or all of the fees otherwise payable in cash during the year. Amounts deferred become payable in cash in a lump sum or in quarterly installments after a director's termination of service. In the event a director's service terminates in connection with a change of control of the Company, as defined in the plan, payment of all deferred amounts will be made in a lump sum. During the period in which payment is deferred, a director may elect that the deferred fees be credited with interest at the prime rate in effect as of each calendar quarter, or that the deferred fees be converted into common stock equivalent units. If common stock equivalent units are elected, the director's account is also credited with stock equivalent units representing the shares of our common stock which could have been purchased with the cash dividends which would have been paid had the units been actual common stock. Stock equivalent units are converted to cash based upon the fair market value of our common stock at the time of distribution. During 2005, Mr. Alexander, Mr. Baur, Mr. Howatt, Mr. Freels, and Mr. Kuester participated in the plan and deferred all or a portion of the retainer or meeting fees otherwise payable to them.

      Directors who began service prior to January 1, 2003, and have at least five years of service at termination are eligible to receive a monthly benefit equal to the monthly retainer and meeting fees in effect at termination of service. Benefits will be paid for a period of time equal to the retired director's period of service on the Board. Retirement benefits terminate at death and are accelerated in the event of a change of control of the Company, as defined in the policy. Directors who began service after December 31, 2002, are not eligible for retirement benefits.
                                       6
DETERMINATION OF INDEPENDENCE OF DIRECTORS

      Our Corporate Governance Guidelines provide that a majority of the Board and all members of our Audit, Compensation, and Corporate Governance Committees will consist of independent directors, as determined in accordance with NYSE listing standards. During 2005 we engaged in various business transactions with companies for which some of our directors serve as directors or officers. Each of these transactions was done in the ordinary course of business and at prices and on terms prevailing at the time for comparable transactions with unrelated persons. The Board has adopted categorical standards to assist it in determining whether any of such transactions create a material relationship which precludes independence under NYSE listing standards. In general terms, and absent other factors, the Board's categorical standards provide that a customer relationship is not material if the Company does not account for more than 2% of the revenue of the director's business and not more than 2% of the Company's revenue is derived from the director's business. Similarly, in the case of a lending relationship, absent other factors, the relationship is not material if the Company obtained the credit on the same terms as other borrowers, the credit would have been available from other lenders on comparable terms, and the interest and fees paid by the Company does not exceed 2% of the lender's total income. The Board's categorical standards are posted on our website. See "About Wausau Paper - Corporate Governance" at www.wausaupaper.com.

      The Board has determined that Mr. Alexander, who will retire at the annual meeting, Mr. Baur, Mr. Freels, Mr. Knetter, Mr. Kuester, and Mr. Smith satisfy the requirements for independence under the NYSE listing standards. Mr. Alexander, Mr. Freels, Mr. Knetter, and Mr. Smith have no relationships with the Company (other than as a director and shareholder, and in Mr. Smith's case, a participant in our retiree health plan). Mr. Kuester, as chairman and CEO, and Mr. Baur, as a director, of Marshall & Ilsley Corporation, have relationships with the Company that are not material under the Board's categorical standards.

                                STOCK OWNERSHIP

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND 5% SHAREHOLDERS

      The following table sets forth, based on statements filed with the SEC or information otherwise known to us, the name of each person believed by us to own more than 5% of our common stock and the number of shares of common stock held by each person.

                                                COMMON SHARES        PERCENT OF
      NAME AND ADDRESS                        BENEFICIALLY OWNED       CLASS
      Wilmington Trust Company...................6,450,067           12.6%
      Rodney Square North
      1100 N. Market Street
      Wilmington, DE  19890-0001

      Trustees of David B. Smith Family Trust    3,173,291(1)         6.2%
      1206 E. Sixth Street
      Merrill, WI  54452

      Dimensional Fund Advisors Inc..............3,479,614            6.8%
      1299 Ocean Avenue, 11th Floor
      Santa Monica, CA  90401
                                       7
      Mac-Per-Wolf Company.......................3,080,150(2)         6.0%
      311 S. Wacker Drive, Suite 6000
      Chicago, IL  60606

      Wells Fargo & Company......................2,700,223            5.3%
      420 Montgomery Street
      San Francisco, CA  94104

      (1)David B. Smith, Jr., Thomas P. Smith, Margaret S. Mumma, and Sarah S. Miller are the co-trustees of the David B. Smith Family Trust (the "Trust") which owns 2,131,536 shares of common stock. Including common stock which is beneficially owned by the trustees on an individual basis and common stock owned by the Trust, each of the trustees has sole or shared investment authority with respect to the following percentages of common stock: David B. Smith, Jr., 4.4%; Thomas P. Smith, 4.5%; Margaret S. Mumma, 5.0%; and Sarah S. Miller, 4.9%.
      (2)Shares held by a subsidiary, Perkins, Wolf, McDonnell and Company, LLC ("Perkins, Wolf"). Includes 2,974,600 shares reported by Janus Capital Management, LLC in connection with its 30% indirect ownership stake in Perkins, Wolf.

      The following table sets forth the number of shares of common stock beneficially owned as of the record date by each of the directors, each person nominated to become a director, each of our current executive officers named in the summary compensation table, and all such nominees, directors, and executive officers as a group.

                                                                       COMMON STOCK   PERCENT OF
      NAME                                                          BENEFICIALLY OWNED   CLASS
      Walter Alexander  ................................................42,503(1)         *
      Andrew N. Baur  ..................................................26,291(2)         *
      Gary W. Freels  ...............................................1,001,356(3)       2.0%
      Thomas J. Howatt  ...............................................633,251(4)       1.2%
      Michael M. Knetter  ..............................................16,291(5)         *
      Dennis J. Kuester  ...............................................26,291(6)         *
      San W. Orr, Jr. ...............................................1,791,127(7)       3.5%
      David B. Smith, Jr.  ..........................................2,251,155(8)       4.4%
      Stuart R. Carlson  ..............................................161,517(9)         *
      Pete R. Chiericozzi  .............................................75,975(10)        *
      Albert K. Davis  ................................................133,382(11)        *
      Scott P. Doescher  ..............................................132,302(12)        *
      All directors and executive officers as a group (14 persons)   6,480,555(13)     12.3%

      *  Less than 1%
      (1)Includes 25,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006.
      (2)Includes 15,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006.
      (3)Includes 975,065 shares of common stock held by two charitable foundations of which Mr. Freels serves as president and/or a director and 25,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006.
      (4)Includes 608,817 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006 and 9,098 shares held under 401(k) plan on December 31, 2005.
      (5)Includes 15,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006.
      (6)Includes 25,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006. The Marshall & Ilsley Trust Company is trustee of a Company
                                       8
         retirement plan and holds our common stock as such trustee and in its various other fiduciary capacities, including the shares held as custodian of the David B. Smith Family Trust described in note
         (8). Mr. Kuester is the Chairman and CEO and a director of Marshall & Ilsley Corporation, the parent corporation of the Trust Company. Mr. Kuester disclaims any beneficial interest in the shares held of record by the Trust Company.
      (7)Includes 1,270,027 shares as to which Mr. Orr exercises shared voting and investment power (and as to which beneficial ownership is disclaimed) and 216,668 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006.

      (8)Includes 25,000 option shares and 1,291 shares attributable to restricted stock units which may be acquired on or before 60 days from February 16, 2006. David B. Smith, Jr. is a co-trustee of the David
         B. Smith Family Trust which holds 2,131,536 shares of common stock. See note (1) under the preceding table.
      (9)Includes 159,800 shares which may be acquired through the exercise of options on or before 60 days from February 16, 2006.
      (10)Includes 75,000 shares which may be acquired through the exercise of options on or before 60 days from February 16, 2006.
      (11)Includes 131,000 shares which may be acquired through the exercise of options on or before 60 days from February 16, 2006.
      (12)Includes 131,000 shares which may be acquired through the exercise of options on or before 60 days from February 16, 2006.
      (13)The shares disclosed incorporate footnotes (1) - (12).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires directors and officers and persons who own more than 10% of the common stock outstanding ("reporting persons") to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. We review copies of the Section 16(a) forms received by us or rely upon written representations from certain of these reporting persons to determine compliance with the Section 16(a) regulations for purposes of this proxy statement. Based on our review of these reports and the representations of the reporting persons, we believe that all reports required to be filed by
Section 16(a) were filed on a timely basis.

               REPORT OF THE AUDIT COMMITTEE AND RELATED MATTERS

AUDIT COMMITTEE REPORT

      During the 2005 fiscal year, the Audit Committee met at various times with senior members of the Company's financial management team and the Company's independent auditor to review and discuss the Company's financial statements (including critical accounting policies, significant accounting issues, and assumptions made in connection with those policies and preparation of the financial statements), financial management issues, and the Company's system of internal controls. The Committee also met with the Company's general legal counsel to review and discuss legal claims and contingencies.

      The Audit Committee met with the Company's senior financial management team and the independent auditor to review the Company's audited financial statements for the 2005 fiscal year prior to their issuance. At that meeting, the Committee received assurances from senior financial management that all financial statements had been prepared in accordance with accounting principles generally accepted in the United States. In addition, the Committee asked the independent auditor to address and respond to questions concerning the audited financial statements, the audit process, and other related matters. This discussion centered on the following questions posed by the Committee to the independent auditor:

(circle)Are there any accounting judgments made by management in preparing the financial statements that would have been made differently had the auditor prepared and been responsible for the financial statements?

(circle)Based on the auditor's experience and its knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position
                                       9
      and performance for the reporting period in accordance with generally accepted accounting principles and Securities and Exchange Commission ("SEC") disclosure requirements?

(circle)Based on the auditor's experience and its knowledge of the Company, has the Company implemented all internal controls and internal audit procedures that are appropriate for the Company?

      In connection with its review of the audited financial statements, the Audit Committee discussed with the independent auditor the independence of the firm under SEC rules for the purposes of expressing an opinion on the Company's financial statements, and considered whether the provision of nonaudit services is compatible with maintaining the auditor's independence. The Committee received from the independent auditor the written disclosure and the letter relating to the independence of the firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee also discussed with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      Management has the primary responsibility for the Company's financial statements and the overall reporting process. It is not the duty of the Audit Committee to conduct auditing or accounting reviews or procedures. The Committee acts only in an oversight capacity and it necessarily relies on the work and assurances provided by management and the independent auditor and it therefore does not have an independent basis to determine whether management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures. Accordingly, the Committee's reviews of the Company's financial statements and its discussions with the Company's senior financial management team and the independent auditor do not guarantee that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States or that the audit has been carried out in accordance with auditing standards generally accepted in the United States.

      In reliance on the reviews and discussions described in this report and on the report of the independent auditor, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

                                               AUDIT COMMITTEE
                                               Gary W. Freels (Chairman)
                                               Walter Alexander
                                               Andrew N. Baur
                                               Michael M. Knetter
                                               Dennis J. Kuester
                                       10
AUDIT COMMITTEE PRE-APPROVAL POLICIES

      The Audit Committee is required to pre-approve audit and non-audit services performed by the Company's independent auditor. Under its pre-approval policy, a schedule of specific audit, audit-related, and tax services and their related fees received pre-approval in 2005 after review by the Committee of appropriate detailed back-up documentation and receipt of confirmation from management and the independent auditor that each non-audit service included in the schedule may be performed by the independent auditor under applicable SEC and professional standards. Any services not included in the pre-approved schedule of services and fees were specifically pre-approved by the Committee. To ensure prompt handling of unexpected matters, the Committee has delegated to the chairman, and in his absence, to Mr. Baur, the authority to grant pre-approvals for services other than internal control related services, provided that any such pre-approvals must be presented to the full Committee at its next meeting.

      In granting approval for a service, the Audit Committee (or the appropriate designated Committee member) considers the type and scope of service, the fees, whether the service is permitted to be performed by an independent auditor, and whether such service is compatible with maintaining the auditor's independence.

INDEPENDENT AUDITOR AND FEES

      The Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") as independent auditor to audit the books, records, and accounts of the Company for the fiscal year ended December 31, 2006. Representatives of Deloitte will be present at the annual meeting and will have an opportunity to make a statement or respond to appropriate questions.

      The following table presents aggregate professional fees paid or accrued during the 2005 and 2004 fiscal years in the categories specified. All services performed received pre-approval by the Audit Committee in accordance with its pre-approval policy.

                                             2005              2004
      Audit Fees(1)                    $   595,411        $  578,700
      Audit-Related Fees(2)                 43,747           168,258
      Tax Fees(3)                          260,805           288,713
      All Other Fees                             0                 0
                                       $   899,963        $1,035,671

      (1)Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, review of SEC filings, and the attestation of management's report on the internal control of financial reporting.
      (2)Audit-related fees consisted principally of audits of employee benefit plans and advisory services relating to compliance with requirements of Sarbanes-Oxley Act of 2002.
      (3)Tax fees related to tax compliance (tax returns, refunds, and payment planning) were $202,925 in 2005 and $215,201 in 2004. Tax consultation and planning fees were $57,880 in 2005 and $73,512 in 2004; these fees provided, or are expected to provide, benefits to the Company in excess of the fees paid.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The table below sets forth compensation earned by, or awarded or paid by us to, the CEO as of December 31, 2005, and to each of our four most highly compensated executive officers as of December 31, 2005, whose salary and bonus exceeded $100,000 for the last fiscal year.

                          SUMMARY COMPENSATION TABLE

                         ANNUAL COMPENSATION                                 LONG TERM
                                                                            COMPENSATION
                                                                              AWARDS
                                                                      RESTRICTED   SECURITIES
                                                        OTHER ANNUAL     STOCK     UNDERLYING
NAME AND PRINCIPAL    YEAR    SALARY(1)     BONUS(1)    COMPENSATION    AWARD(S)    OPTIONS/    ALL OTHER
POSITION                                                  ($)(2)          ($)        SARS(#)   COMPENSATION
                                                                                GRANTED   LAPSED
Thomas J. Howatt,     2005    $700,000      $195,090     $    0      $ 84,000(3) 120,000       0    $ 41,950(4)
President and CEO     2004    $651,891      $504,713     $    0      $166,683    120,000  70,000(5) $ 52,574
                      2003    $578,702      $126,204     $    0      $ 51,994          0       0    $ 56,195

Pete R. Chiericozzi,  2005    $259,000      $184,299     $    0      $ 31,085(3)  50,800       0    $  7,394(6)
Senior Vice           2004    $250,340      $175,845     $4,999(7)   $ 30,291     25,800  25,800(5) $ 16,050(8)
President, Towel      2003    $ 73,878      $ 27,234     $3,784(7)   $ 19,989     93,000  18,000(9)   26,348(8)
& Tissue

Stuart R. Carlson     2005    $334,000      $ 98,530     $    0      $ 40,084(3)  58,400       0    $  7,077(6)
Executive Vice,       2004    $321,491      $217,121     $    0      $ 39,059     33,400  33,400(5) $  6,970
President,            2003    $308,392      $ 77,136     $    0      $ 25,673          0       0    $  6,912
Administration

Albert K. Davis,      2005    $295,000      $125,000     $    0      $ 35,399(3)  54,400       0    $  5,355(6)
Senior Vice President,2004    $270,945      $210,505     $    0      $ 34,497     29,400  29,400(5) $  5,228
Specialty Products    2003    $250,603      $ 82,198     $    0      $ 21,588          0       0    $  5,100

Scott P. Doescher,    2005    $270,000      $ 70,659     $    0      $ 32,396(3)  52,000       0    $  5,355(6)
Senior Vice           2004    $252,681      $166,449     $    0      $ 31,580     27,000  27,000(5) $  5,228
President, Finance,   2003    $240,362      $ 60,125     $    0      $ 20,147          0       0    $  5,107
Secretary and Treasurer

(1)Includes compensation deferred by officers under 401(k) plan and Executive Officers' Deferred Compensation Plan.
(2)The value of perquisites and personal benefits did not exceed $6,421 for any named officer.
(3)The value indicated in table is based on the closing price of the Company's stock on the date of award (December 16, 2005, $12.36 per share) with respect to the following grants of performance units: Mr. Howatt, 6,796; Mr. Chiericozzi, 2,515; Mr. Carlson, 3,243; Mr. Davis, 2,864; and Mr. Doescher, 2,621. Vesting of all performance units awarded in 2005 is subject to the satisfaction of Company performance criteria in 2006, and service by the grantee through December 31, 2007. Holders of performance units are also entitled to dividend equivalents which result in additional performance units being credited to the named individuals on each cash dividend payment date based upon the cash dividend rate and the price of the Company's stock on such date. At December 31, 2005, the number of shares attributable to awards held by the officers named in the table (including shares attributable to hypothetical dividends on performance units) and the value of such shares based on the closing price of the Company's common stock at December 31, 2005 ($11.85) were: Mr. Howatt, 11,757 shares, $139,326; Mr. Chiericozzi, 4,350 shares, $51,552; Mr. Carlson, 5,610 shares, $66,475; Mr. Davis, 4,954 shares, $58,708; and Mr. Doescher, 4,534 shares, $53,734.

(4)Director's fees of $30,000, 401(k) contributions of $5,355, and credits of $6,595 payable under the Company's flexible benefit plan. Mr. Howatt's fees were deferred under the Deferred Compensation Plan for Directors described under the caption "Director Compensation."
(5)The options granted in 2004 were subject to satisfaction of financial performance conditions by the Company in fiscal year 2005. Because financial performance conditions were not satisfied, options indicated have lapsed.
(6)Contributions of $5,355 under 401(k) plan and, with respect to Mr. Chiericozzi and Mr. Carlson, credits payable under the Company's flexible benefit plan of $2,039 and $1,722, respectively.
(7)Reimbursement for taxes under relocation policy.
(8)Includes, as reimbursement of moving expenses under relocation policy, $10,822 in 2004 and $24,764 in 2003.
(9)Options granted in 2003 were subject to satisfaction of financial performance conditions in 2004.

                                       12
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      Grants. We maintain stock appreciation rights ("SAR") and stock option plans pursuant to which grants may be made to key employees. The following grants were made in 2005 to executive officers named in the summary compensation table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL                                    ALTERNATIVE
                                      GRANTS                                       GRANT DATE
                   NUMBER OF        % OF TOTAL                                        VALUE
                  SECURITIES        OPTIONS/SARS
                  UNDERLYING         GRANTED TO     EXERCISE OR                   GRANT DATE
                 OPTIONS/SARS       EMPLOYEES IN    BASE PRICE   EXPIRATION     PRESENT VALUE
NAME               GRANTED(#)(1)    FISCAL YEAR      ($/SH)         DATE             $ (2)
Mr. Howatt         70,000(3)           11.21%         $12.36      12/16/2025       $288,400
                   50,000               8.01%         $12.36      12/16/2025       $206,000

Mr.                25,800(3)            4.13%         $12.36      12/16/2025       $106,296
Chiericozzi        25,000               4.00%         $12.36      12/16/2025       $103,000

Mr. Carlson        33,400(3)            5.35%         $12.36      12/16/2025       $137,608
                   25,000               4.00%         $12.36      12/16/2025       $103,000

Mr. Davis          29,400(3)            4.71%         $12.36      12/16/2025       $121,128
                   25,000               4.00%         $12.36      12/16/2025       $103,000

Mr. Doescher       27,000(3)            4.32%         $12.36      12/16/2025       $111,240
                   25,000               4.00%         $12.36      12/16/2025       $103,000

(1)Grants under 2000 Stock Incentive Plan made at fair market value as defined in the plan.
 (2)Determined pursuant to Black-Scholes option pricing model. The material assumptions and adjustments incorporated into the Black-Scholes model in estimating the value of the options reflected in the above table include
    (a) an option term of 20 years; (b) risk-free rate of return (represented by the interest rate on long-term U.S. Treasury securities with maturity date corresponding to the term on the grant date); (c) volatility calculated using daily stock prices for the 36-month period prior to the grant date; (d) dividends representing the annualized dividend paid with respect to the underlying common stock; and (e) reductions to reflect the probability of a shortened term due to termination of employment prior to the option expiration date. The particular assumptions used for each grant date are:
                     RISK-FREE                            ANNUAL REDUCTION FOR
    GRANT             RATE OF                            DIVIDEND  SHORTENED
    DATE              RETURN   VOLATILITY    DIVIDENDS     YIELD     TERM

    12/16/2005         4.45%      28.8%        $0.34       2.5%      5.11%

    The actual value, if any, a grantee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised. See "Report of the Compensation Committee."
 (3)Vesting is subject to satisfaction of financial performance conditions by the Company in fiscal 2006.

      Exercise and Year-End Value. The following table sets forth information regarding the exercise of stock options or SARs in 2005 by each of the executive officers named in the summary compensation table and the December 31, 2005, value of unexercised, in-the-money stock options or SARs held by each such person.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                    NUMBER OF UNEXERCISED  VALUE OF UNEXERCISED IN-
                SHARES         VALUE         OPTIONS/SARS AT FY-END(#)      THE-MONEY OPTIONS/SARS
                ACQUIRED ON    REALIZED                                     AT FY-END ($)
NAME            EXERCISE(#)    ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
Mr. Howatt           0            0         608,817*          70,000*        $1,058,040*(1)       $0
                                             22,183(dagger)        0         $  261,797(dagger)   $0

Mr. Chiericozzi      0            0          75,000*          50,800*        $        0*          $0

Mr. Carlson          0            0         159,800*          33,400*        $  197,180*          $0
                                             46,200(dagger)        0         $  293,810(dagger)   $0

Mr. Davis            0            0         131,000*          29,400*        $  188,483*(1)       $0

Mr. Doescher         0            0         131,000*          27,000*        $    6,840*          $0

*  Options.
(dagger)SARs exercisable only for cash. In cases of SAR valuations, includes, in cases where the grant so provides, the value of hypothetical shares credited to grantee under provision in SAR grant which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.
(1)Value of options with respect to 32,444 shares for Mr. Howatt and 13,819 shares for Mr. Davis includes the value of hypothetical shares credited under the 1991 Dividend Equivalent Plan which assumes cash dividends are paid on underlying shares and invested in hypothetical common stock.

RETIREMENT BENEFITS

      Our retirement plan covers all salaried employees and bases a participant's pension on the value of a hypothetical account balance in the plan. A participant will receive an annual credit to his account equal to 4.25% of covered compensation up to the Social Security taxable wage base and 8.5% of the covered compensation in excess of the taxable wage base, plus an interest credit on all prior accruals equal to the 30-year U.S. Treasury rate. The benefit payable under the plan is determined by converting the hypothetical account balance credits into annuity form.

      Executive officers also participate in a nonqualified supplemental retirement plan under which benefits are determined by compensation without regard to limitations contained in the cash balance plan. The supplemental plan will provide an executive officer with a retirement benefit equal to 50% of his average salary and bonus upon retirement at age 62 after 10 years of service as an executive officer. The supplemental plan provides for an offset of benefits payable under the cash balance plan. Accrued benefits under the supplemental plan will be paid in a lump sum in the event of a change of control of the Company, as defined in the supplemental plan.

      Based on average covered compensation as of December 31, 2005, the following estimated single life annuity benefits would be payable from the cash balance and supplemental retirement plans upon retirement at normal retirement age under the cash balance plan (age 65) to the following executive officers:

                     YEARS OF                    ADDITIONAL      TOTAL       AVERAGE
                      SERVICE       QUALIFIED   SUPPLEMENTAL  RETIREMENT     COVERED
EXECUTIVE OFFICER    AND AGE(1)   PLAN BENEFIT  PLAN BENEFIT    BENEFIT   REMUNERATION
Mr. Howatt            13; 56        $76,000       $335,000     $411,000     $822,000
Mr. Chiericozzi        2; 62        $ 3,000       $102,000     $105,000     $424,000
Mr. Carlson           14; 59        $34,000       $181,000     $215,000     $430,000
Mr. Davis              5; 58        $73,000       $107,000     $180,000     $359,000
Mr. Doescher           4; 46        $57,000       $104,000     $161,000     $322,000

(1)Years of service as an executive officer under the supplemental plan. Vesting under the supplemental plan with respect to the listed officers requires attainment of age 55 and 10 years of service as an executive officer. All officers except Mr. Chiericozzi are vested in their accrued benefit under the cash balance plan.

      Our Executive Deferred Compensation Plan permits an executive officer of the Company to elect to defer up to 50% of his base salary and 100% of his incentive compensation. The amounts deferred are credited with interest at the prime rate, adjusted annually, from the date of deferral. A participant's accrued balance is distributed on a date elected by the participant subject to certain limitations provided for in the plan. Distribution will be made pursuant to an installment method of up to 120 months, or in a lump sum, as elected by the Participant. The plan is unfunded.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee establishes and reviews base salaries of executive officers and is responsible for the establishment and implementation of executive bonus and incentive programs, general compensation policies, and grants under stock incentive plans.

      General. The Committee's compensation policy is designed to align the interests of executives and shareholders by making a significant portion of each executive officer's compensation package directly related to the annual performance of the Company and the performance of the Company's common stock. The total compensation paid to executive officers and the retirement and other fringe benefits provided by the Company are designed to offer a level of compensation which is competitive with other companies in the paper industry. Some, but not all, of the companies used for purposes of compensation comparisons are included in the 35 companies which, in addition to the Company, comprise the Hemscott index of paper companies' stock performance under the caption "Stock Price Performance Graph." The Committee makes compensation comparisons only with those companies whose operations are similar to the Company or which have operating units which are similar to the Company. Given the disparity in size between companies which operate in the paper industry and the difficulty in determining the precise duties of executive officers of other companies, it is difficult to draw exact comparisons with the compensation policies of other companies. The determination of executive compensation is, therefore, subjective.

      The Compensation Committee is aware that, except for certain plans approved by shareholders, Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductions to $1 million for compensation paid to the CEO and each of the four most highly paid executive officers named in the summary compensation table who are officers on the last day of the year. The Committee reviews this limit and its application to the compensation paid to its executive officers as part of its compensation policy.

      Base Compensation. The Compensation Committee does not rely on specific salary and benefit comparisons, but does periodically consider and review surveys of paper industry compensation in setting base compensation. Annual increases in the base salary of each of the Company's executive officers are determined in accordance with the Committee's policy of maintaining competitive salary levels with other paper industry
                                       15
companies (as discussed above), individual job performance, and, where appropriate, the economic conditions in which the Company is operating.

      The CEO annually assesses the job performance of executive officers who report to him. The CEO's base salary is determined by the Committee on the same basis as that of the Company's other executive officers, except that the Committee annually establishes performance criteria for the CEO and reviews his performance. Individual performance criteria generally include an evaluation of the performance of the individual officer's fundamental duties and responsibilities and the extent to which specific individual performance goals used to measure incentive compensation have been achieved. Individual job performance in the 2004 fiscal year was the most important factor considered by the Compensation Committee in determining appropriate increases in base salary paid in 2005. In setting base salaries for 2006, the Committee determined that business conditions facing the Company should take precedence over factors customarily used in setting base salaries and, upon recommendation from the CEO, did not increase base salaries for 2006.

      Incentive Compensation Based on Financial Performance of the Company and Individual Performance. The Company's compensation policies are intended to subject a significant portion of executive officer compensation to risks relating to the Company's achievement of annual financial objectives. Incentive compensation is predicated on the degree to which Company and individual goals are achieved.

      Company performance goals include targeted earnings per shares, returns on capital employed, segment operating profits, and other financial measures. Individual performance objectives vary according to the officer's responsibilities. Criteria used in the assessment of Mr. Howatt's eligibility for incentive compensation in 2005 included the achievement of targeted revenues from new products, targeted rates of return on approved capital projects, and increases in mill operating efficiencies. The individual performance objectives for executive officers other than the CEO included, for example, achievement of targeted levels of certain components of working capital, achievement of targeted rates of return on approved capital projects, increases in productivity and volume of product shipped, revenues derived from new products, and operating cost containment.

      For 2005 and 2006, as in recent years, incentive compensation, if earned, consists of cash and equity components. Cash awards are determined by application of the criteria described above, while equity based awards are conditioned on the achievement of targeted returns on capital employed.

Approximately 75% of the potential value of annual incentive compensation is payable in cash and the remaining 25% represents an equity award in the form of stock options or restricted stock units. The value of these potential equity awards is based on the Black-Scholes model for stock options and the fair market date of grant value for restricted stock units. Restricted stock units awarded with respect to the 2005 fiscal year vested as a result of a change by the Committee in the measurement of the Company's financial performance. The number of units vested was not material.

      Other Equity Awards. The Committee has not established formal criteria with respect to the size of equity grants that are not part of an incentive plan, but it considers the amount and terms of any new grant and published data concerning equity ownership and grants for executives within the paper industry. The value of these grants are principally related to the long-term performance of the common stock and, therefore, provide an identity of interests between executive officers and the shareholders.

      Compensation Committee Interlocks and Insider Participation. The directors making this report are the only directors who served on the Compensation Committee in 2005. Each member of the Committee is an independent director under NYSE listing standards and none is a former officer of the Company.

                                           COMPENSATION COMMITTEE
                                           Walter Alexander (Chairman)
                                           Andrew N. Baur
                                           Gary W. Freels
                                           David B. Smith, Jr.
                                       16
                         STOCK PRICE PERFORMANCE GRAPH

      The following graph and table compare the yearly percentage change in the cumulative total shareholder return on our common stock for the period beginning December 31, 2000, and ending December 31, 2005, with the Hemscott (formerly CoreData) Russell 2000 and Paper and Paper Products Indices for the same periods. The graph and table assume that the value of the investment in our common stock and each index on December 31, 2000, was $100 and that all dividends were reinvested. All information is based on stock prices on the last trading day of the fiscal year.

[Stock Price Performance Graph deleted pursuant to Rule 304(d) of Regulation S-T. Data reported in the graph is also reported in the following tabular form in the proxy statement delivered to shareholders.]

                                  2000    2001      2002     2003     2004     2005
Wausau Paper Corp.               100.00  122.90    117.52   146.03   197.49   134.58
Hemscott Paper & Paper Products  100.00   98.20     89.72   112.92   125.66   114.54
Russell 2000 Index               100.00  101.02     79.22   115.16   135.31   139.81

                                       17
                                 OTHER MATTERS

COSTS OF SOLICITATION

      In addition to solicitation by mail, our officers, directors, and regular employees may solicit proxies in person or by telephone, facsimile, electronic mail, or other forms of communication. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries, and other nominees in forwarding proxy material to beneficial owners of our common stock, will be borne by us.

PROXY STATEMENT AND OTHER SHAREHOLDER PROPOSALS

      Any shareholder who intends to present a proposal at the annual meeting to be held in 2007 must deliver the written proposal to the Secretary of the Company at our office in Mosinee, Wisconsin:

           (circle)not later than November 17, 2006, if the proposal is submitted for inclusion in our proxy materials for the 2007 meeting pursuant to Rule 14a-8 under the Exchange Act; or

           (circle)on or after January 20, 2007, and on or before February
                   19, 2007, if the proposal is submitted pursuant to our bylaws, in which case we are not required to include the proposal in our proxy materials.

Shareholders may present a proposal at the 2007 annual meeting for consideration only if proper notice of the proposal has been given in accordance with one of these requirements. Nominations for director made from the floor at the annual meeting of shareholders to be held in 2007 require advance notice in accordance with the bylaws.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      In accordance with notices sent to shareholders who share the same address, we are sending only one annual report and proxy statement to that address unless we receive contrary instructions from any shareholder at that address. This practice, which is called "householding," is designed to reduce our printing and postage costs and the volume of duplicate information you receive. We expect that most banks, brokers, and other nominee record holders will also "household" proxy statements and annual reports for shareholders whose accounts are held in street name. Each shareholder will continue to receive a separate proxy card. We will promptly deliver a separate copy of our proxy statement or annual report to any shareholder upon written or oral request to the Secretary, Wausau Paper, 100 Paper Place, Mosinee, WI 54455-9099, telephone: (715) 693-4470.

      Shareholders holding stock in their own name who wish to either request or discontinue householding may contact the Secretary of the Company at the address or telephone number listed in the preceding paragraph. Shareholders whose shares are held in street name and who wish to request or discontinue householding, should contact their bank, broker, or other nominee record holder.

                                     By order of the Board of Directors



                                     SCOTT P. DOESCHER
                                     SECRETARY


              PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY.

PROXY

           PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
                           TO BE HELD APRIL 20, 2006

                              WAUSAU PAPER CORP.

The undersigned hereby appoint(s) San W. Orr, Jr. and Thomas J. Howatt, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Wausau Paper Corp. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 20, 2006 and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock as directed herein with respect to the proposal set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. For participants in the Dividend Reinvestment and Stock Purchase Plan, Common Stock Purchase Plan, and the Corporation's 401(k) plan, the proxy also serves as voting instructions to the plan administrator or trustee, as applicable, of such plans to vote the shares of common stock beneficially owned by the participants in each plan.
The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

PLEASE  INDICATE  HOW  YOUR  STOCK  IS  TO  BE  VOTED.   IF  NO SPECIFIC VOTING
INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

       (Continued and to be marked, dated, and signed on reverse side.)

                         PROXY  -  WAUSAU PAPER CORP.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR EACH OF THE NOMINEES LISTED BELOW.

1. ELECTION OF CLASS III DIRECTORS:  2. In their discretion, the proxies are authorized to vote upon such other
                                        business as may properly come before
                                        the Annual Meeting.

(TO WITHHOLD AUTHORITY TO VOTE         WITHHOLD
 FOR ANY INDIVIDUAL NOMINEE,   FOR    AUTHORITY
 STRIKE A LINE THROUGH
 THAT NOMINEE'S NAME IN THE
 LIST BELOW)

 SAN W. ORR, JR.
 DAVID B. SMITH, JR.

                                                                 COMPANY ID:

                                                                PROXY NUMBER:

                                                               ACCOUNT NUMBER:

Signature ________________ Signature__________________ Date______________2006
Note: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, partnership, LLC, or other entity, please sign in full name of entity by authorized individual and give title